                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  March 16, 1998


                           PROVIDENT COMPANIES, INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     1-11834            62-1598430
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(State or other jurisdiction      (Commission    (I.R.S. Employer
     of incorporation)            File Number)   Identification No.)


                1 Fountain Square, Chattanooga, Tennessee 37402
                -----------------------------------------------
          (Address of principal executive offices, including Zip Code)


                                (423) 755-1011
                                --------------
               Registrant's telephone number, including area code


                                      N/A
                                      ---
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

     Pursuant to a Registration Statement on Form S-3 (File No. 333-25009) (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and declared effective by the Commission on April 11, 1997, the Registrant and Provident Financing Trust I (the "Provident Trust") registered senior debt securities of the Company, subordinated debt securities of the Company, preferred securities of the Provident Trust, guarantees of such preferred securities by the Company and certain back-up undertakings of the Company (the "Registered Securities"), for delayed or continuous offering to the public pursuant to Rule 415 under the Act, for a maximum aggregate initial offering price of $900 million. Reference is made to the Registration Statement for further information concerning the terms of the Registered Securities and the offering thereof.

     On March 11, 1998, an Underwriting Agreement (the "Note Underwriting Agreement") was executed by the Registrant and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein (the "Underwriters"), providing for the sale by the Company to, and the offering to the public by, the Underwriters of $200,000,000 aggregate principal amount of the Company's 7 1/4% Senior Notes ("Notes").

     The sale of the Notes to the Underwriters pursuant to the Note Underwriting Agreement was consummated on March 16, 1998. The Notes were offered and sold pursuant to a Prospectus Supplement, dated March 16, 1998, and a Prospectus, dated May 22, 1997, which have been filed under the Act pursuant to Rule 424(b).

     The Note Underwriting Agreement is filed as Exhibit 1.1 hereto. The Notes were issued pursuant to an Indenture, dated as of March 16, 1998, between the Registrant and The Chase Manhattan Bank, as trustee, in the form filed as
Exhibit 4.1 hereto.

     The opinion of Alston & Bird LLP, counsel to the Company, concerning certain legal matters with respect to the validity of the Notes is filed as
Exhibit 5.1 hereto. Such opinion includes the consent of Alston & Bird LLP to the reference to its name in the Prospectus Supplement referred to below.

     On March 11, 1998, an Underwriting Agreement (the "Capital Securities Underwriting Agreement," together with the Note Underwriting Agreement, the "Underwriting Agreements"), was executed by the Registrant, the Provident Trust, and Morgan Stanley & Co. Incorporated, as representatives of the Underwriters, providing for the sale by the Provident Trust to, and the offering to the public by, the Underwriters of $300,000,000 aggregate liquidation amount of the Provident Trust Preferred Securities ("Capital Securities"). In connection with the capitalization of the Provident Trust, the Registrant will purchase the Provident Trust's common securities ("Common Securities") for $9,278,000. The aggregate proceeds of the sale of the Capital Securities and the Common Securities ($309,278,000) were used to purchase subordinated debt securities of

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the Company, designated its 7.405% Junior Subordinated Debentures Due March 15,
2038 (the "Debentures").

     The sale of the Capital Securities to the Underwriters pursuant to the Capital Securities Underwriting Agreement, and the sale of the Common Securities to the Registrant, were consummated on March 16, 1998. The gross proceeds to the Provident Trust from the sale of the Capital Securities and the Common Securities were used to purchase Debentures with an aggregate principal amount of $309,278,000.

     The Capital Securities Underwriting Agreement is filed as Exhibit 1.2 hereto. The Debentures were issued pursuant to an Indenture, dated as of March 16, 1998, between the Registrant and The Chase Manhattan Bank, as trustee, in the form filed as Exhibit 4.2 hereto.

     The opinion of Richards, Layton & Finger, P.A., special Delaware counsel to the Company and the Provident Trust, concerning certain legal matters with respect to the validity of the Preferred Securities is filed as Exhibit 5.2 hereto. Such opinion includes the consent of Richards, Layton & Finger, P.A. to the reference to its name in the Prospectus Supplement referred to below.

     The Capital Securities were offered and sold pursuant to a prospectus Supplement, dated March 11, 1998 (the "Prospectus Supplement"), and a Prospectus, dated May 22, 1997, which have been filed under the Act pursuant to Rule 424(b). In connection with the discussion in the Prospectus Supplement under the caption "Certain Federal Income Tax Matters," Alston & Bird, LLP, counsel to the Registrant and the Provident Trust, has rendered its opinion with respect to certain tax matters. Such opinion, which includes the consent of Alston & Bird, LLP to the reference to its name in the Prospectus Supplement, is filed as Exhibit 8 hereto.

     The Registrant is filing this Current Report on Form 8-K in order to cause the Underwriting Agreements, the Amended and Restated Declaration of Trust, the Guarantee, the Expense Agreement, the Indentures and the opinions and consents of Alston & Bird, LLP and Richard, Layton & Finger, P.A. to be incorporated into the Registration Statement by reference. By filing this Current Report on Form 8-K, however, the Registrant does not believe that any of the Underwriting Agreements, the Amended and Restated Declaration of Trust, the Guarantee, the Expense Agreement, the Indenture, the opinions and consents of Alston & Bird LLP and Richards, Layton & Finger, P.A. or the information set forth herein represent, either individually or in the aggregate, a "fundamental change" (as such term is used in Item 512(a)(1)(ii) of Regulation S-K) in the information set forth in the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibits are being filed with this Form 8-K:

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     1.1  Note Offering Underwriting Agreement, dated as of March 11, 1998, among the Registrant and the underwriters named therein

     1.2 Capital Securities Offering Underwriting Agreement, dated as of March 11, 1998, among the Registrant, the Provident Trust and the underwriters named therein

     4.1  Senior Debt Securities Indenture

     4.2  Specimen 7 1/4% Senior Note

     4.3  Subordinated Debt Securities Indenture

     4.4  Specimen 7.405% Junior Subordinated Debenture, Series A

     4.5  Amended and Restated Declaration of Trust

     4.6  Specimen 7.405% Capital Security

     4.7  Guarantee Agreement

     4.8  Expense Agreement

     5.1  Opinion of Alston & Bird LLP regarding legality of Notes

     5.2 Opinion of Richards, Layton & Finger, P.A. regarding the validity of the Capital Securities under Delaware law

     8    Opinion of Alston & Bird LLP regarding certain tax matters

     23.1 Consent of Alston & Bird LLP (included in exhibit 5.1)

     23.2 Consent of Richards, Layton & Finger, P.A. (included in exhibit 5.2)

     23.3 Consent of Alston & Bird LLP (included in exhibit 8)

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                                   SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            PROVIDENT COMPANIES, INC.
                              (REGISTRANT)

                              /s/  J. Harold Chandler
                              --------------------------------
                                 J. Harold Chandler
                                 Chairman, President and Chief
                                 Executive Officer



Date:  April 3, 1998


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                                 EXHIBIT INDEX



     1.1 Note Offering Underwriting Agreement, dated as of March 11, 1998, among the Registrant and the underwriters named therein

     1.2 Capital Securities Offering Underwriting Agreement, dated as of March 11, 1998, among the Registrant, the Provident Trust and the underwriters named therein

     4.1  Senior Debt Securities Indenture

     4.2  Specimen 7 1/4% Senior Note

     4.3  Subordinated Debt Securities Indenture

     4.4  Specimen 7.405% Junior Subordinated Debenture, Series A

     4.5  Amended and Restated Declaration of Trust

     4.6  Specimen 7.405% Capital Security

     4.7  Guarantee Agreement

     4.8  Expense Agreement

     5.1  Opinion of Alston & Bird LLP regarding legality of Notes

     5.2 Opinion of Richards, Layton & Finger, P.A. regarding the validity of the Capital Securities under Delaware law

     8    Opinion of Alston & Bird LLP regarding certain tax matters

     23.1 Consent of Alston & Bird LLP (included in exhibit 5.1)

     23.2 Consent of Richards, Layton & Finger, P.A. (included in exhibit 5.2)

     23.3 Consent of Alston & Bird LLP (included in exhibit 8)